SEEYONDSM MULTI-ASSET ALLOCATION FUND

Supplement dated December 19, 2016 to the SeeyondSM Multi-Asset Allocation Fund Prospectus and Statement of Additional Information, each dated May 1, 2016, as may be revised or supplemented from time to time.

On December 19, 2016, the SeeyondSM Multi-Asset Allocation Fund (the “Fund”) was liquidated.

The Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase or exchange.